UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
April 19, 2022
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrants’ Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On Wednesday, April 20, 2022, SEI Investments Company (the "Company") issued a press release announcing its financial and operating results for the first quarter ended March 31, 2022. A copy of the press release is furnished as Exhibit 99.1 and incorporated in this Item 2.02 by reference. A recording of the earnings call referenced in the press release furnished as Exhibit 99.1 is available for replay on the Company’s website at discover.seic.com/investor-relations.
As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 19, 2022, the Company’s Board of Directors (the “Board) adopted a resolution pursuant to Section 3.03 of Article III of the Company’s Amended and Restated By-Laws (the “By-Laws”), to increase to eight the number of directors constituting the Board, and elected Jonathan Brassington to the Board, effective immediately, to serve in the class of directors whose term expires at the Company’s Annual Meeting of Shareholders to be held in 2022. Additionally, Mr. Brassington was appointed to serve as a member of the Audit, Compensation and Nominating & Corporate Governance committees of the Board.
In connection with his appointment, Mr. Brassington received an option to purchase 10,000 shares of the Company’s common stock under the Company’s 2014 Omnibus Equity Compensation Plan (the “2014 Plan”) with an exercise price per share of $59.12. Mr. Brassington’s option grant vests as follows, subject to his continued service on the Board on the applicable vesting date:
•50% of the shares on the later of (1) December 31 of the year in which the Company has adjusted earnings before income taxes per share of $5.75 or more, or (2) December 31, 2023; and
•100% of the shares on the later of (1) December 31 of the year in which the Company has adjusted earnings before income taxes per share of $7.00 or more, or (2) December 31, 2025.
A press release relating to Mr. Brassington’s appointment, issued April 20, 2022, is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 20, 2022 of SEI Investments Company related to the Company's financial and operating results for the first quarter ended March 31, 2022.

99.2	Press Release dated April 20, 2022 of SEI Investments Company related to the appointment of Jonathan Brassington to the Company's Board of Directors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	April 20, 2022	By:	/s/ Dennis J. McGonigle
Dennis J. McGonigle Chief Financial Officer